UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

September 14, 2009

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Vornado Realty Trust (the “Company”) has filed a prospectus supplement, dated as of September 14, 2009, relating to common shares of the Company that the Company may issue to holders of the 70,639 class A units distributed by Vornado Realty L.P. (the “Operating Partnership”), through which the Company conducts substantially all of its business, on September 14, 2009 upon tender of those units for redemption.  In connection therewith, the Company is filing as exhibits to this report the opinions of each of Sullivan & Cromwell LLP, Shearman & Sterling LLP and Paul, Hastings, Janofsky & Walker LLP, in each case as to certain tax matters (the “Opinions”).  The Opinions are incorporated by reference into the registration statement of the Company on Form S-3ASR (File No. 333-138367) (the “Registration Statement”).

On September 14, 2009, the Operating Partnership also distributed 888,072 class A units to the Company.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

The following exhibits are incorporated by reference into the Registration Statement as exhibits thereto and are filed as part of this report.

8.1           Opinion of Sullivan & Cromwell LLP as to certain tax matters

8.2           Opinion of Shearman & Sterling LLP as to certain tax matters

8.3           Opinion of Paul, Hastings, Janofsky & Walker LLP as to certain tax matters

23.1         Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1)

23.2         Consent of Shearman & Sterling LLP (included in Exhibit 8.2)

23.3         Consent of Paul, Hastings, Janofsky & Walker LLP (included in Exhibit 8.3)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Joseph Macnow
Name:	Joseph Macnow
Title:	Executive Vice President - Finance and Administration and Chief Financial Officer

Date: September 15, 2009

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Exhibit No.	Exhibit Index

8.1	Opinion, dated September 14, 2009, of Sullivan & Cromwell LLP as to certain tax matters (includes Exhibit 23.1, consent of Sullivan & Cromwell LLP)

8.2	Opinion, dated September 14, 2009, of Shearman & Sterling LLP as to certain tax matters (includes Exhibit 23.2, consent of Shearman & Sterling LLP)

8.3	Opinion, dated September 14, 2009, of Paul, Hastings, Janofsky & Walker LLP as to certain tax matters (includes Exhibit 23.3, consent of Paul, Hastings, Janofsky & Walker LLP)

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